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EXHIBIT 21.1

THE MILLS CORPORATION
LIST OF SUBSIDIARIES
(as of 12/31/01)

THE MILLS CORPORATION (REIT) SUBSIDIARIES
Arizona Mills SPE Corp.
Franklin Mills GP, Inc.
Grapevine Mills II SPE Corp.
Grapevine Mills III SPE Corp.
Grapevine Mills IV SPE Corp.
Grapevine Mills V SPE Corp.
Liberty Plaza GP, Inc.
Ontario Mills II SPE Corp.
Ontario Mills III SPE Corp.
Ontario Mills Finance Corp.
Orange City Mills SPE Corp.
Orange City Mills Mezzanine SPE Corp.
Potomac Gurnee SPE Corp.
Sawgrass Mills Phase II Corp.
Sawgrass Mills Phase 3 SPE Corp.
Sawgrass Mills Phase 3 Mezzanine SPE Corp.
Sawgrass Mills Springing Member Corp.
Sunrise Mills Corp.
The Mills Limited Partnership
Vaughan Mills Advisory Services, Inc.

SUBSIDIARIES OF THE MILLS LIMITED PARTNERSHIP
Aiken SC Business Trust
Arizona Mills L.L.C.
Arizona Mills II, L.L.C.
Arizona Mills SPE, L.L.C.
Arundel Finance, L.L.C.
Arundel Mills, L.L.C.
Arundel Mills II, L.L.C.
Arundel Mills Limited Partnership
Arundel Mills II Limited Partnership
Barnwell SC Business Trust
Brevard NC Business Trust
Burnsville NC Business Trust
Candlestick Mills, L.L.C.
Candlestick Mills Limited Partnership
Cleveland OH Business Trust
Colonial Heights VA Business Trust
Colorado Mills Limited Partnership
Colorado Retail Development Company, L.L.C.
Concord Mills, L.L.C.
Concord Mills Limited Partnership
Concord Mills Residual III, L.L.C.
Concord Mills Residual III Limited Partnership
Crosswinds L.L.C.
Crosswinds Center Associates of St. Petersburg (MLP) Limited Partnership
Dillon SC Business Trust
Elkin NC Business Trust
Fashion Center L.L.C.
Fashion Center Associates of Illinois No. 1 (MLP) Limited Partnership
Flatwoods KY Business Trust
Frankfort KY Business Trust

Franklin Mills, L.L.C.
Franklin Mills Associates Limited Partnership
Germantown Development Associates L.L.C.
Germantown Development Associates (MLP) Limited Partnership
Grapevine Mills Development Company, L.L.C.
Grapevine Mills Operating Company II, L.L.C.
Grapevine Mills Limited Partnership
Grapevine Mills II Limited Partnership
Grapevine Mills III Limited Partnership
Grapevine Mills IV Limited Partnership
Grapevine Mills V Limited Partnership
Grapevine Mills Operating Company, L.L.C.
Grapevine Mills Operating Company II, L.L.C.
Grapevine Mills Operating Company III, L.L.C.
Grapevine Mills Operating Company IV, L.L.C.
Grapevine Mills Operating Company V, L.L.C.
Gurnee Mills L.L.C.
Gurnee Mills Operating Company, L.L.C.
Gwinnett L.L.C.
Gwinnett Marketfair Associates Limited Partnership
Houston Development I L.P.
Houston Development LLC
Hunt Club Road Properties Associates Limited Partnership
Jahold B.V.
Katy Mills, L.L.C.
Katy Mills II, L.L.C.
Katy Mills Limited Partnership
Katy Mills II Limited Partnership
Lakewood Commercial Development Company, L.L.C.
Liberty Plaza, L.L.C.
Liberty Plaza Limited Partnership
Madrid Xanadu 2000, S.L.
Madrid Xanadu 2003, S.L.
Mainstreet Retail Limited Partnership
Management Associates Limited Partnership
Marysville OH Business Trust
Meadowlands Mills L.L.C.
Meadowlands Mills Limited Partnership
Middlefield OH Business Trust
Mills Development Company of Missouri, L.L.C.
Mills Global II, L.L.C.
Mills Global Services Corp.
Mills Global Services of Spain, S.L.
Mills International Acquisitions (Luxembourg) S.à r.l.
Mills-Kan Am Colorado Limited Partnership
Mills-Kan Am Sawgrass Phase 3 Limited Partnership
Mills Lanett LLC
Mills Management L.L.C.
Mills Pell City LLC
Mills Ontario Acquisitions, L.L.C.
MillsServices Corp.
Mills Texas Acquisitions Limited Partnership
Mills Texas Acquisitions, L.L.C.
Mount Prospect Plaza L.L.C.
Mount Prospect Plaza (MLP) Limited Partnership
Ontario Mills Finance, L.L.C.
Ontario Mills L.L.C.

Ontario Mills II, L.L.C.
Ontario Mills II Limited Partnership
Ontario Mills III, L.L.C.
Ontario Mills III Limited Partnership
Ontario Mills Limited Partnership
Ontario Mills Working On Wishes (O'WOW), Inc.
Opry Mills, L.L.C.
Opry Mills Limited Partnership
Orange City Mills Limited Partnership
Orange City Mills GP, L.L.C.
Orange City Mills GP Member, L.L.C.
Orange City Mills Mezzanine GP, L.L.C.
Orange City Mills Mezzanine Limited Partnership
Owensboro KY Business Trust
Paris KY Business Trust
Philadelphia PA Business Trust
Potomac Mills Operating Company, L.L.C.
Reading PA Business Trust
Ringgold GA Business Trust
Sawgrass Mills Phase II, L.L.C.
Sawgrass Mills Phase II Limited Partnership
Sawgrass Mills Phase II SPE, L.L.C.
Sawgrass Mills Phase 3 GP, L.L.C.
Sawgrass Mills Phase 3 GP Member, L.L.C.
Sawgrass Mills Phase 3 Mezzanine GP, L.L.C.
Sawgrass Mills Phase 3 Mezzanine Limited Partnership
Sawgrass Mills Phase IV, L.L.C.
Sawgrass Mills Phase IV Limited Partnership
Sawgrass Service, L.L.C.
SF Piers 27-31, L.L.C.
Staten Island NY Business Trust
Struthers OH Business Trust
Sugarloaf Mills, L.L.C.
Sugarloaf Mills Limited Partnership
Sunrise Mills L.L.C.
Sunrise Mills/MLP, L.L.C.
Sunrise Mills (MLP) Limited Partnership
Vaughan Mills Irrevocable Grantor Trust
WEC 99J-13 LLC
WEC 99J-15 LLC
WEC 99J-16 LLC
WEC 99J-17 LLC
WEC 99J-18 LLC
WEC 99J-2 LLC
WEC 99J-20 LLC
WEC 99J-23 LLC
WEC 99J-25 LLC
WEC 99J-3 LLC
WEC 99J-32 LLC
WEC 99J-36 LLC
WEC 99J-38 LLC
WEC 99J-44 LLC
WEC 99J-49 LLC
WEC 99J-5 LLC
WEC 99J-50 LLC
WEC 99J-61 LLC
WEC 99J-62 LLC

WEC 99J-65 LLC
WEC 99J-66 LLC
WEC 99J-68 LLC
WEC 99J-71 LLC
WEC 99J-74 LLC
WEC 99J-78 LLC
Western Hills Plaza L.L.C.

SUBSIDIARIES OF MILLSSERVICES CORP.
1199420 Ontario Inc.
Arundel Mills Residual, L.L.C.
Arundel Mills Residual Limited Partnership
Arundel Theater Company, L.P.
Border Solutions, L.L.C.
Colorado Mills Residual Limited Partnership
Commonwealth Investors, Inc.
Concord Mills Residual, L.L.C.
Concord Mills Residual Limited Partnership
Franklin Mills Residual Limited Partnership
Franklin Mills Residual Corp.
Grapevine Mills Finance Corp.
Grapevine Mills Residual Operating Company, L.L.C.
Grapevine Mills Residual Limited Partnership
Katy Mills Residual, L.L.C.
Katy Mills Residual Limited Partnership
MTS Services of Tempe, L.L.C.
Mainstreet Retail, Inc.
Mainstreet Ventures, Inc.
Manufacturers @ The Mills Corp.
Mills Enterprises, Inc.
Mills Global, L.L.C.
Mills-Kan Am Colorado Residual Limited Partnership
MillsServices Canada Corp.
MillsServices of Grapevine, Inc.
Mills TV Corp.
Ontario Mills Residual L.L.C.
Ontario Mills Residual Limited Partnership
Orange City Mills II, L.L.C.
Orange City Mills II Limited Partnership
Premises Providers, Inc.
Sugarloaf Gwinnett Entertainment Company, L.P.
Sugarloaf Mills Residual Corp.
Sugarloaf Mills Residual, L.L.C.
Sugarloaf Mills Residual Limited Partnership
TMC Maintenance Company
TMC Property Consulting Services, L.L.C.
The Mills Corporation Spain B.V.
Venue3D, L.L.C.

SUBSIDIARIES OF MILLS ENTERPRISES, INC.
FoodBrand, L.L.C.
FoodBrand Franklin Mills, L.L.C.
FoodBrand Holdings, L.L.C.
FoodBrand Management Company, L.L.C.
FoodBrand Services, Inc.
MEI Retail Holdings I, L.L.C.
MEI Retail Holdings II, L.L.C.

Moe's Beverage, Inc.
Ron Jon Surf Shop Sawgrass Mills, L.L.C.
Ron Jon Surf Shop Southern California, L.L.C.
WPFC/Mills Development Company, L.L.C.

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  EXHIBIT 21.1
THE MILLS CORPORATION LIST OF SUBSIDIARIES (as of 12/31/01)